November 26, 2004

PARADIGM ENTERPRISES, INC.
12880 Railway Avenue, Unit 35
Richmond, British Columbia

Re:	Participation Proposal
Hillsprings Property, Alberta

Whereas Win Energy Corporation (“Win”) has acquired a land position in the above noted property and whereas Paradigm Enterprises, Inc. (“Paradigm”) has expressed an interest in participating with Win in future operations in its Hillsprings Property, the following proposal is submitted for review and consideration:

1.
Win currently owns a working interest in the lands and leases described as the “Purchase Lands” in Schedule “A” attached hereto. In addition Win controls the lands described as the “Option Lands” in Schedule “A”

2.
Paradigm shall pay the sum of Two hundred Seven thousand and Three hundred and Eighty Three ($207,383 US) dollars (US Funds) (hereinafter referred to as the “Purchase Price”) to Win to acquire a 5% working interest in the Purchase Lands subject only to the encumbrances shown in Schedule “A”.

3.	The Purchase Price shall be payable to Win in the form of a certified cheque and shall be payable and received by Win on or before December 31, 2004.

4.
Upon receipt of the Purchase Price from Paradigm by Win, Win shall prepare and circulate for execution by Paradigm a Joint Operating Agreement incorporating the 1981 Operating Procedure together with the 1996 PASC Accounting Procedure utilizing standard rates, elections and amendments. The Joint Operating Agreement shall govern all operations on the Purchase Lands between the parties hereto. The parties hereto agree in advance that the 1981 Operating

WIN ENERGY CORPORATION
Suite 240, 640 - 8th Ave. S.W., Calgary, Alberta T2P 1G7
Bus: (403) 265-7787 - Fax: (403) 265-7767
infor@winenergycorp.com

Procedure shall utilize elective 2401 (B) establishing a right of first refusal on subsequent dispositions by the parties hereto.

5.	Win shall be named Initial Operator under the Joint Operating Agreement and shall conduct all operations with respect to the Purchase Lands in accordance therewith.

6.	Paradigm shall have options to acquire additional interests as follows:

a)
Paradigm shall have the option exercisable in writing to acquire an additional 5% working interest in the Purchase Lands by paying the sum of $207,383 to Win. Paradigm shall have until 4pm (MST) on January 31, 2005 to exercise this option by providing the aforementioned payment. Failure to make the payment contemplated herein by this date shall terminate Paradigm’s right to acquire the additional interest in the Purchase Lands

	b)	Paradigm shall have the option exercisable in writing to acquire an interest in the Option Lands on the following basis:

i)
In the event Paradigm has elected to acquire the interest set forth in Clause 6 (a) above, Paradigm may elect to acquire a 10% working interest in the Option Lands by paying the sum of $207,833 (US Funds) to Win.; or

ii)
In the event Paradigm has elected not to acquire the interest set forth in Clause 6 (a) above, Paradigm may elect to acquire a 5% working interest in the Option Lands by paying the sum of $103,691 (US Funds) to Win.

Paradigm shall have until 4 pm (MST) on July 1, 2005 to exercise the option detailed in Clause 6 (b) herein and provide payment to Win as proposed in this clause. Failure to elect in writing or make the payment contemplated herein by this date shall terminate Paradigm’s right to acquire any interest in the Option Lands.

WIN ENERGY CORPORATION
Suite 240, 640 - 8th Ave. S.W., Calgary, Alberta T2P 1G7
Bus: (403) 265-7787 - Fax: (403) 265-7767
infor@winenergycorp.com

7.	The Effective Date of this transaction shall be the date on which Win has received the Purchase Price.

8.
This offer is subject to approval by the Board of Directors of Win which approval shall be received on or before Monday December 6, 2004. Failure of Win to secure approval of its Board of Directors shall terminate this Agreement.

9.
Each of the parties hereto shall from time to time and at all times do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

10.	Time shall be of the essence.

11.	Subject to the terms herein, this Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

12.
This Agreement shall be interpreted and construed in accordance with the laws in force in the Province of Alberta. The Parties agree to submit to the exclusive jurisdiction of the courts of the Province of Alberta in any actions related to this Agreement.

13.
The Parties acknowledge they have expressed herein the entire understanding and obligations of this Agreement and it is expressly understood and agreed no implied covenant, condition, term or reservation shall be read into this Agreement relating to or concerning any matter or operation provided for herein.

WIN ENERGY CORPORATION
Suite 240, 640 - 8th Ave. S.W., Calgary, Alberta T2P 1G7
Bus: (403) 265-7787 - Fax: (403) 265-7767
infor@winenergycorp.com

14.	This offer shall remain open for acceptance by Paradigm up to 4 p.m. (MST) on Thursday December 3, 2004.

Yours truly,
WIN ENERGY CORPORATION

/s/ “Matthew Phillipchuck”

Matthew Philipchuk
Vice President – Operations

AGREED TO AND ACCEPTED THIS 3rd DAY OF DECEMBER, 2004

PARADIGM ENTERPRISES, INC.

/s/ “Brian C. Doutaz”

Brian C. Doutaz
President

WIN ENERGY CORPORATION
Suite 240, 640 - 8th Ave. S.W., Calgary, Alberta T2P 1G7
Bus: (403) 265-7787 - Fax: (403) 265-7767
infor@winenergycorp.com

Schedule “A”

Attached to and forming part of a Participation Proposal dated November 26, 2004 between Win Energy Corporation and Paradigm Enterprises, Inc.

Hillsprings Area, Alberta

The “Purchase Lands”

TITLE DOCUMENT	LAND DESCRIPTION	CURRENT INTERESTS
The “Lands” FH PNG Lease	Twp 5, Rge 29 W4M: S ½ Section 34 PNG to base of Fernie formation	Win 50% (Pooled Interest)
Ptn of Crown PNG License No. 5502030123	Twp 5, Rge 29 W4M: N ½ Section 34 PNG to base of Fernie formation	Win 50% (Pooled Interest)

Encumbrances:

Crown Lessor Royalty (N ½ 34)
Lessors Royalty - 16.667% (S ½ 34)
GORR – 3% (Section 34)

Lands are pooled to base of the Fernie formation pursuant to a Non Cross-Conveyed Pooling Agreement dated January 12, 2004 amongst Talisman Energy Canada, Triangle Resources Inc, Win Energy Inc. and T.V. Oil & Gas Canada Ltd. The interests of Triangle, Win Energy and T.V. were acquired by Win Energy Corporation.

WIN ENERGY CORPORATION
Suite 240, 640 - 8th Ave. S.W., Calgary, Alberta T2P 1G7
Bus: (403) 265-7787 - Fax: (403) 265-7767
infor@winenergycorp.com

The “Option Lands”

TITLE DOCUMENT	LAND DESCRIPTION	CURRENT INTERESTS
The “Option Lands” FH PNG Lease (L. Hochstein)	Twp 5, Rge 29 W4M: SE ¼ Section 26	Win 100%
FH PNG Lease (L. Hochstein)	Twp 5, Rge 29 W4M: SW ¼ Section 26	Win 100%
FH PNG Lease (L. Hochstein)	Twp 5, Rge 29 W4M: NE ¼ Section 26	Win 100%
FH PNG Lease (L. Hochstein)	Twp 5, Rge 29 W4M: NW ¼ Section 26	Win 100%
FH PNG Lease (S. Lynes)	Twp 5, Rge 28 W4M: E ½ (1/6 Section 26 interest)	Win 100%
FH PNG Lease (J. Tillack)	Twp 5, Rge 28 W4M: E ½ Section 26 (1/6 interest)	Win 100%
FH PNG Lease (H. Planger)	Twp 5, Rge 28 W4M: E ½ Section 26(1/6 interest)	Win 100%
FH PNG Lease (E. Koop)	Twp 5, Rge 28 W4M: E ½ Section 26 (1/2 interest)	Win 100%
See next page FH PNG Lease (F. McGlynn/D. McGlynn)	Twp 5, Rge 28 W4M: W ½ Section 26	Win 100%

WIN ENERGY CORPORATION
Suite 240, 640 - 8th Ave. S.W., Calgary, Alberta T2P 1G7
Bus: (403) 265-7787 - Fax: (403) 265-7767
infor@winenergycorp.com

FH PNG Lease (D. McGlynn)	Twp 5, Rge 28 W4M: NW ¼ Section 27	Win 100%

Encumbrances:

18% Lessors Royalty (Section 26-5-29W4M)
15% Lessors Royalty (Section 26 and NW ¼ Section 27-5-28W4M)
3% GORR

WIN ENERGY CORPORATION
Suite 240, 640 - 8th Ave. S.W., Calgary, Alberta T2P 1G7
Bus: (403) 265-7787 - Fax: (403) 265-7767
infor@winenergycorp.com